Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of IEH Corporation (the "Company") on Form 10-QSB for the quarter ending September 24, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Offerman, President of the Company, respectfully certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2003, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


  s/ Michael Offerman
-----------------------
Michael Offerman
President


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